Exhibit 10.3

FORM OF SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is made as of [●], 2024 by and among (i) Hepion Pharmaceuticals, Inc., a Delaware corporation (“Hepion”), (ii) Pharma Two B Ltd., a company organized under the laws of the State of Israel (the “Company”), and (iii) the undersigned shareholder (“Holder”) of Hepion. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

WHEREAS, on or about the date hereof, Hepion, the Company, and [Pearl Merger Sub], Inc., a Delaware corporation and an indirect subsidiary of the Company (“Merger Sub”), have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Hepion, with the Hepion continuing as the surviving entity and as an indirect subsidiary of the Company (the “Merger”), all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL; and

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Holder thereunder, and the expenses and efforts to be undertaken by the Company to consummate the Merger Transactions (as defined below), Hepion, the Company and Holder desire to enter into this Agreement in order for Holder to provide certain assurances to the Company regarding the manner in which Holder is bound hereunder to vote any shares of capital stock of the Company which Holder Beneficially Owns (the “Covered Shares”) during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms (the “Voting Period”) and the other matters set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Covenant to Vote in Favor of the Merger. Holder irrevocably agrees, with respect to all of the Covered Shares:

(a) during the Voting Period, Holder hereby agrees that it, he or she shall (i) vote all Covered Shares Beneficially Owned by it, him or her in favor of the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Merger Transactions”) and each other proposal related to the Merger Transactions included on the agenda for the special meeting of the Hepion Stockholders relating to the Merger Transactions, (ii) when such meeting of Hepion Stockholders is held, appear at such meeting or otherwise cause such Covered Shares to be counted as present thereat for the purpose of establishing a quorum; and (iii) vote (or execute and return an action by written consent), or cause to be voted at such meeting, or validly execute and return and cause such consent to be granted with respect to, all of such Covered Shares against any action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of Hepion under the Merger Agreement or any other agreement entered into in connection with the Merger Transactions or result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled, result in a breach of any covenant, representation or warranty or other obligation or agreement of Holder contained in this Agreement or change in any manner the dividend policy or capitalization of, including the voting rights of, any class of Equity Securities of Hepion;

(b) not to deposit, except as provided in this Agreement, any Covered Shares Beneficially Owned by Holder in a voting trust that would not be subject to the terms of this Agreement in respect of such Covered Shares;

(c) except as contemplated by the Merger Agreement or the Transaction Agreements, make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of Hepion capital stock in connection with any vote or other action with respect to the Merger Transactions, other than to recommend that stockholders of Hepion vote in favor of adoption of the Merger Agreement; and

(d) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to the Merger Transactions, the Merger Agreement, and the other Transaction Agreements.

2. Representations and Warranties of Holder. Holder hereby represents and warrants to the Company as follows:

(a) (i) if Holder is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and such party has all necessary power and authority to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby; (ii) if Holder is an individual, Holder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder;

(b) this Agreement has been duly executed and delivered by Holder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of Holder, enforceable against Holder in accordance with the terms hereof (subject to the Enforceability Exceptions);

(c) the execution and delivery of this Agreement by Holder does not, and the performance by Holder of his, her or its obligations hereunder will not, (i) if Holder is not an individual, conflict with or result in a violation of the organizational documents of Holder, or (ii) require any consent or approval that has not been given or other action that has not been taken by any third party (including under any Contract binding upon Holder or the Covered Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Holder of his, her or its obligations under this Agreement;

(d) there are no Actions pending against Holder or, to the knowledge of Holder, threatened against Holder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Holder of its, his or her obligations under this Agreement;

(e) Holder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of Holder’s obligations hereunder; and

(f) the Covered Shares are the only shares of capital stock of Hepion owned of record or Beneficially Owned by Holder as of the date hereof, and none of such Covered Shares is subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Covered Shares.

3. New Securities. If, and as often as, (a) there are any changes in Hepion or the Equity Securities of Hepion by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other similar means that result in Holder acquiring new Equity Securities of Hepion, (b) Holder purchases or otherwise acquires beneficial ownership of any Equity Securities of Hepion after the date of this Agreement, or (c) Holder acquires the right to vote or share in the voting of any Equity Securities of Hepion after the date of this Agreement (such other Equity Securities of Hepion, collectively the “New Securities”), then, in each case, such New Securities acquired or purchased by Holder shall be subject to the terms of this Agreement to the same extent as if they constituted Covered Securities owned by Holder as of the date hereof.

4. Miscellaneous.

(a) Entire Agreement; Amendment; Waiver. This Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, including, without limitation, with respect to Holder. This Agreement may not be changed, amended, modified or waived as to any particular provision, except by a written instrument executed by Hepion, the Company and the other parties charged with such change, amendment, modification or waiver, it being acknowledged and agreed that the Company’s execution of such an instrument will not be required after any valid termination of the Merger Agreement. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(b) Assignment; Binding Effect. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder, without the prior written consent of the other parties. Any purported assignment in violation of this Section 4(b) shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on Holder, Hepion and the Company and their respective successors, heirs and permitted assigns or transferees.

(c) No Third Party Beneficiaries. Nothing in this Agreement shall be construed to confer upon, or give to, any Person other than the parties hereto any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and permitted assigns or transferees.

(d) Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(e) Governing Law; Jurisdiction; Waiver of Jury Trial. All Actions or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery, and if the Delaware Court of Chancery does not have or take jurisdiction over such Action, any other federal or state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 4(e). Each of the parties hereby irrevocably waives any and all right to trial by jury in any action based upon, arising out of or related to this agreement or the transactions contemplated hereby.

(f) Notices. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent or given in accordance with the terms of Section 11.02 of the Merger Agreement to the applicable party at its principal place of business.

(g) Termination. This Agreement shall terminate on the valid termination of the Merger Agreement in accordance with its terms. In the event of a valid termination of the Merger Agreement in accordance with its terms, this Agreement shall be of no force and effect. No such termination or reversion shall relieve Holder, Hepion or the Company from any liability resulting from a breach of this Agreement occurring prior to such termination.

(h) Remedies. Holder hereby agrees and acknowledges that Hepion and the Company, would be irreparably injured in the event of a breach by Holder of its, his or her obligations under Section 1 or Section 2, as applicable, of this Agreement. Further, monetary damages would not be an adequate remedy for any breach described in the foregoing sentence and the non-breaching party shall be entitled to an injunction, specific performance or other equitable relief, in addition to any other remedy that such party may have in law or in equity, in the event of any such breach (without providing any bond or other security in connection with any such remedy). Holder hereby agrees that it will not allege, and hereby waives the defense, that Hepion or the Company, has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.

(i) Definitions. As used herein, (i) “Beneficially Own” has the meaning ascribed to it in Section 13(d) of the Securities Exchange Act; (ii) “Transfer” means the (A) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, in each case, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or interest in, any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

(j) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(k) Further Assurances. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

(l) Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, including by electronic signature (e.g., DocuSign), each of which shall be an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail transmission of a “.pdf” or other similar data file shall be effective as delivery of a manually executed counterpart to this Agreement. No party hereto or to any such agreement or instrument will raise the use of electronic signature to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

[Remainder of Page Intentionally Left Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Support Agreement as of the date first written above.

The Purchaser:

HEPION PHARMACEUTICALS, INC.

By:	/s/
Name:
Title:

The Company:

PHARMA TWO B LTD.

By:	/s/
Name:
Title:

{Signature Page to Stockholder  Support Agreement}

Holder:

By:
Name:

Number and Type of Covered Shares:

__________ Hepion Common Stock

Address for Notice:

Address:

Facsimile No.:

Telephone No.:

Email:

:

{Signature Page to Stockholder Support Agreement}

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